Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Christopher M. Jones, President and Chief Executive Officer of Uranium Resources, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)

The Annual Report on Form 10-K of the Company for the period ended December 31, 2014 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Christopher M. Jones Christopher M. Jones President and Chief Executive Officer March 19, 2015